                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 22, 1998 on the consolidated financial statements of Trustmark Corporation and to all references to our Firm included in or made a part of this Registration Statement on Form S-4.

                                                  /s/ Arthur Andersen LLP
                                                  ------------------------------
                                                  ARTHUR ANDERSEN LLP

Jackson, Mississippi,
February 18, 1999.